Exhibit 99.1

KLX Energy Services Announces Effectiveness of 1-for-5 Reverse Stock Split and Related Adjustment to Exchange Ratio for Merger

WELLINGTON, Fla., July 27, 2020 (GLOBE NEWSWIRE) -- KLX Energy Services Holdings, Inc. (“KLX Energy Services” or the “Company”) (NASDAQ:KLXE), a leading U.S. onshore provider of mission critical oilfield services, today announced that it will effect a 1-for-5 reverse stock split of its common stock that will be effective as of 7:30 a.m. Eastern Time tomorrow, July 28, 2020. KLXE’s common stock will begin trading on the Nasdaq Global Select Market on a split-adjusted basis when the market opens on Tuesday, July 28, 2020. KLX Energy Services anticipates that the reverse stock split will be effected immediately prior to closing of the Company’s pending merger with Quintana Energy Services Inc. (“QES”). The new CUSIP number for KLXE’s common stock following the reverse stock split is 48253L 205.

Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) among KLXE, QES, Krypton Intermediate LLC and Krypton Merger Sub Inc., the final Exchange Ratio under the Merger Agreement will be 0.0969, after giving effect to the reverse stock split.

On July 24, 2020, the holders of a majority of KLXE’s outstanding shares of common stock approved the reverse stock split and gave KLXE’s board of directors’ discretionary authority to select a ratio for the split ranging from 1-for-5 to 1-for-10. The board of directors approved the reverse stock split at a ratio of 1-for-5 on July 26, 2020.

The reverse stock split affects all issued and outstanding shares of KLXE’s common stock, as well as the number of shares of common stock available for issuance under KLXE’s Long Term Incentive Plan and Employee Stock Purchase Plan. The reverse stock split does not affect the number of authorized shares of KLXE’s common stock. The reverse stock split will reduce the number of shares of KLXE’s outstanding common stock from approximately 24.9 million to approximately 5.0 million, prior to closing of the merger. The reverse stock split will not change the par value of the common stock or the authorized number of shares of preferred stock of KLXE.

The reverse stock split will affect all holders of common stock uniformly and will not alter any stockholder’s percentage ownership interest in KLXE, except to the extent that the reverse stock split would result in a stockholder owning a fractional share. No fractional shares of common stock will be issued in connection with the reverse stock split; stockholders who otherwise would be entitled to a fractional share of common stock will be entitled to receive a proportional cash payment.

KLXE’s transfer agent, Computershare, is acting as the exchange agent for the reverse stock split. For those stockholders holding physical stock certificates, Computershare will send instructions for exchanging those certificates for shares held in book-entry form representing the post-split number of shares. Stockholders holding their shares in book-entry form or in brokerage accounts need not take any action in connection with the reverse stock split. Beneficial holders are encouraged to contact their bank, broker or custodian with any procedural questions.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. Such forward-looking statements, including those regarding the timing and consummation of the proposed transaction with Quintana Energy Services Inc. ("QES"), involve risks and uncertainties. KLXE’s and QES’s experience and results may differ materially from the experience and results anticipated in such statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of KLXE or QES; (5) the ability of KLXE and QES to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; and (10) legislative, regulatory and economic developments. Other factors that might cause such a difference include those discussed in KLXE’s and QES’s filings with the Securities and Exchange Commission (the “SEC”), which include their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed in connection with the proposed transactions. For more information, see the section entitled “Risk Factors” and the forward looking statements disclosure contained in KLXE’s and QES’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, KLXE and QES undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, KLXE has filed a registration statement on Form S-4 with the SEC, which has been declared effective, including a joint proxy statement of KLXE and QES that also constitutes a prospectus of KLXE (the “Registration Statement”). No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of these documents, and other documents containing important information about KLXE and QES, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by KLXE are available free of charge on KLXE’s website at http://www.KLXenergy.com or by contacting KLXE’s Investor Relations Department by email at Tom.McCaffrey@klxenergy.com or by phone at 561-791-5403. Copies of the documents filed with the SEC by QES are available free of charge on QES’s website at www.quintanaenergyservices.com or by contacting QES’s Investor Relations Department by email at IR@qesinc.com or by phone at 832-594-4004.

Participants in the Solicitation

KLXE, QES and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of QES is set forth in its proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on March 27, 2020, and QES’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 6, 2020. Information about the directors and executive officers of KLXE is set forth in KLXE’s Form 10-K/A for the fiscal year ended January 31, 2020, which was filed with the SEC on May 29, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement. You may obtain free copies of these documents from KLXE or QES using the sources indicated above.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain facts to be ascertained, the public offer will not be made, directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

About KLX Energy Services

KLX Energy Services is a leading U.S. onshore provider of mission critical oilfield services focused on completion, intervention and production activities for the most technically demanding wells. KLX Energy Services’ experienced and technically skilled personnel are supported by a broad portfolio of specialized tools and equipment, including innovative proprietary tools developed by the Company’s in-house R&D team. KLX Energy Services supports its customers on a 24/7 basis from over 40 service facilities located in the major onshore oil and gas producing regions of the United States.

CONTACT:

Tom McCaffrey

President, Chief Executive Officer and Chief Financial Officer

KLX Energy Services Holdings, Inc.

(561) 791-5403

Tom.McCaffrey@klxenergy.com

Ryan Tyler

Vice President, Corporate Development, Financial Reporting and Internal Controls

561-273-7157

Ryan.Tyler@KLXEnergy.com